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                                                                   EXHIBIT 10.78

                                1/11/99 BANK LOAN



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             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

        THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of January 11, 1999, is entered into by and among THE SPORTS CLUB COMPANY, INC., a Delaware corporation, and certain of its subsidiaries identified in the signature pages to this Amendment (collectively, "Borrowers"), CALIFORNIA BANK & TRUST, a California banking corporation ("CB&T) as successor to Sumitomo Bank of California, COMERICA BANK - CALIFORNIA, a California banking corporation ("Comerica", and collectively with CB&T, "Banks"), and CB&T in its capacity as agent for Banks (in such capacity, "Agent"), in light of the following facts:

                                    RECITALS

        A. Pursuant to that certain Amended and Restated Loan Agreement, dated as of February 2, 1998 and as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 23, 1998, a Second Amendment to Amended and Restated Loan Agreement dated as of March 16, 1998, and a letter agreement executed by Agent and Borrowers dated August 12, 1998 (collectively, the "Loan Agreement"), Banks are providing Borrowers with certain credit facilities.

        B. Borrowers, Banks and Agent wish to amend the Loan Agreement to, among other things, permit Borrowers to repurchase common stock of the Borrowers.

        AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

        1. Defined Terms. All initially capitalized terms set forth without definition in the Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement.

        2. Amendment to Definitions. Section 1.1 of the Loan Agreement is hereby amended as follows:

               A. The definition set forth below is eliminated and replaced in its entirety to read in full as follows:




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        "Qualified Stock Repurchase" means the common stock repurchase program instituted in April 1998; provided that the aggregate amount expended in repurchasing common stock of SCC, Inc. shall not exceed $7,800,000 until completion of the Thousand Oaks Sale/Leaseback, after which time the aggregate amount expended shall not exceed $10,800,000."

               B. The following definition is hereby added to Section 1.1 to read in full as follows:

        "Thousand Oaks Sale/Leaseback" means the consummation of the sale of certain real property assets and improvements at the Thousand Oaks Site to Equity Advisory Group, and the subsequent reduction of the outstanding balance of loans extended by Banks under the Agreement to no more than Three Million Dollars ($3,000,000).

        3. Representations and Warranties. Each representation and warranty made by the Borrowers in Article 4 of the Loan Agreement is true and correct on and as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date.

        4. Full Force and Effect. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any of such documents shall be deemed to be made with respect to the Loan Agreement as amended by this Amendment. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

        5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

                                The "Borrowers"
                                THE SPORTS CLUB COMPANY, INC.,
                                a Delaware corporation



                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer



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                                THE SPECTRUM CLUB COMPANY, INC.,
                                a California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                PONTIUS REALTY, INC.,
                                a New York corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                SPORTS CLUB, INC. OF CALIFORNIA,
                                A California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                IRVINE SPORTS CLUB, INC.,
                                a California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                THE SPORTSMED COMPANY, INC.
                                a California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer



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                                L.A./IRVINE SPORTS CLUB, LTD.
                                a California corporation

                                By:   Sports Club, Inc. of California,
                                      General Partner


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer



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                                TALLA NEW YORK, INC.
                                a New York corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                SCC SPORTS CLUB, INC.
                                a Texas corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer


                                GREEN VALLEY SPECTRUM CLUB, INC.,
                                a California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                SPECTRUM CLUB/ANAHEIM HILLS, INC.,
                                a California corporation


                                By:   /s/ Timothy O'Brien
                                      ------------------------------------------
                                      Timothy O'Brien, Chief Financial Officer

                                The "Agent"

                                CALIFORNIA BANK & TRUST
                                a California banking corporation and successor to Sumitomo Bank of California


                                By:   /s/ David W. Shaw
                                      ------------------------------------------
                                      David W. Shaw, Vice President



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                                The "Banks"

                                CALIFORNIA BANK & TRUST,
                                A California banking corporation and
                                successor to Sumitomo Bank of California


                                By:   /s/ David W. Shaw
                                      ------------------------------------------
                                      David W. Shaw, Vice President

                                COMERICA BANK - CALIFORNIA,
                                a California banking corporation


                                By:   /s/ Joseph Yurosek
                                      ------------------------------------------
                                      Joseph Yurosek, Vice President